SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

                           Dreyfus Liquid Assets, Inc.
                Dreyfus Worldwide Dollar Money Market Fund, Inc.
                          The Dreyfus Fund Incorporated
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange
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         fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

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          (3)  Filing Party:

          (4)  Date Filed:


Notes:
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PRELIMINARY COPY

                           DREYFUS LIQUID ASSETS, INC.
                DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
                          THE DREYFUS FUND INCORPORATED
                 ----------------------------------------------

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
                 ----------------------------------------------

To the Stockholders:

          Meetings of Stockholders of each investment company named above (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Tuesday, August 4, 1998 at 10:00 a.m., for the following purposes:

     1. With respect to Dreyfus Liquid Assets, Inc. and Dreyfus Worldwide Dollar Money Market Fund, Inc. only, to approve certain changes to the investment restrictions of those Funds.

     2. With respect to The Dreyfus Fund Incorporated only, to approve certain changes to the Fund's investment techniques and investment restrictions and to amend the Fund's Articles of Incorporation with respect thereto.

     3. With respect to The Dreyfus Fund Incorporated only, to approve an Amendment and Restatement of the Fund's Charter to:

          a. Authorize the issuance of additional classes or series of shares of the Fund.

          b.   Revise the Corporate Purposes and Powers clause.

          c. Reduce the par value of the Fund's shares from $1.00 per share to $.001 per share, with a commensurate reduction in the Fund's stated capital.

          d. Establish that one-third of the Fund's outstanding shares entitled to vote constitutes a quorum.

          e. Revise the liability and indemnification provisions to reflect current Maryland law.

          f.   Delete the Valuation of Fund Assets clause.

     4. To amend each Fund's Articles of Incorporation to permit the Fund to impose a service fee on certain small accounts to be collected by redeeming shares from the relevant stockholder accounts.

     5. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Stockholders of record at the close of business on June 12, 1998 will be entitled to receive notice of and to vote at the meeting.

                                                 By Order of the Boards

                                                    Michael S. Petrucelli
                                                    Assistant Secretary

New York, New York
June 19, 1998


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                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
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

PRELIMINARY COPY

                           DREYFUS LIQUID ASSETS, INC.
                DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
                          THE DREYFUS FUND INCORPORATED

                            COMBINED PROXY STATEMENT

                        SPECIAL MEETINGS OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, AUGUST 4, 1998

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Liquid Assets, Inc. ("Liquid Assets"), Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar" and, together with Liquid Assets, the "Money Market Funds") and The Dreyfus Fund Incorporated ("Dreyfus Fund") (each, a "Fund and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on Tuesday, August 4, 1998 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Special Meetings of Stockholders. Stockholders of record at the close of business on June 12, 1998 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

          As of ______________, 1998, the Funds had outstanding the following number of shares:

FUND                                             NUMBER OF SHARES OUTSTANDING
----                                             ----------------------------

Dreyfus Liquid Assets, Inc.                            ____________
Dreyfus Worldwide Dollar
    Money Market Fund, Inc.                            ____________
The Dreyfus Fund Incorporated                          ____________


          It is estimated that proxy materials will be mailed to stockholders of record on or about June 19, 1998. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-645-6561.

PROPOSAL 1: TO APPROVE CERTAIN CHANGES TO THE INVESTMENT RESTRICTIONS OF THE
            MONEY MARKET FUNDS

             ONLY STOCKHOLDERS OF LIQUID ASSETS AND WORLDWIDE DOLLAR
                             VOTE ON THIS PROPOSAL.


INTRODUCTION

          Management of each Money Market Fund believes it appropriate to modify certain investment restrictions (which are fundamental policies) and change certain fundamental policies to non-fundamental policies. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without stockholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities,
(d) engaging in the business of underwriting securities issued by other persons,
(e) concentrating investments in a particular industry or group of industries,
(f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When the Funds were formed, each Fund's Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive.

          Accordingly, the Board of each Money Market Fund authorized a review of the Fund's investment restrictions in order to: (i) modernize the Fund's policies that are required to be fundamental and make them consistent with those of other investment companies advised by The Dreyfus Corporation ("Dreyfus"), each Fund's investment adviser, (ii) reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act and (iii) eliminate certain policies previously required under state securities laws that are no longer in effect. Non-fundamental policies can be changed by vote of a majority of a Fund's Board members at any time without stockholder approval, subject to compliance with applicable Securities and Exchange Commission ("SEC") disclosure requirements.

CHANGES IN INVESTMENT RESTRICTIONS

DREYFUS LIQUID ASSETS, INC.

          Investment Restriction No. 1, proposed to be renumbered as Investment Restriction No. 8, which prohibits Liquid Assets from investing in certain types of securities, would be amended to delete the prohibition on investing in "other equity securities," because certain asset-backed securities that are otherwise eligible to be purchased by Liquid Assets may be considered to be equity securities. This Investment Restriction is not required to be a fundamental policy and would be designated a non-fundamental policy to give Liquid Assets the flexibility to respond to new investment opportunities that are consistent with its investment objective and management policies, subject to prior Board approval.

          Investment Restriction No. 2, proposed to be renumbered as Investment Restriction No. 1, which prohibits Liquid Assets from borrowing money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 5% of the value of Liquid Asset's total assets, would be amended to permit the Fund to borrow to the extent permitted under the 1940 Act, which permits borrowing in an amount up to 33-1/3% of the value of the Fund's total assets. However, Liquid Assets currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets.

          Investment Restriction No. 3, proposed to be renumbered as Investment Restriction No. 9, would be designated as a non-fundamental policy. This Investment Restriction prohibits Liquid Assets from pledging its assets, except in an amount up to 15% of the value of Liquid Asset's total assets, and would be amended to state the Fund may hypothecate, mortgage or otherwise encumber its assets to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

          Investment Restriction No. 4, proposed to be renumbered as Investment Restriction No. 10, which prohibits Liquid Assets from selling securities short, would be designated as a non-fundamental policy.

          Investment Restriction No. 5, proposed to be renumbered as Investment Restriction No. 11, which prohibits Liquid Assets from writing or purchasing put or call options, would be designated as a non-fundamental policy and would be amended to also prohibit the writing or purchasing of combinations of put and call options.

          Investment Restriction No. 6, proposed to be renumbered as Investment Restriction No. 2, which prohibits Liquid Assets from underwriting the securities of other issuers or purchasing securities which are restricted securities, would be amended to prohibit Liquid Assets from underwriting securities of other issuers, except to the extent Liquid Assets may be deemed an underwriter by virtue of disposing of portfolio securities and to delete the prohibition on purchasing restricted securities. Without this amendment, Liquid Assets could be unnecessarily restricted in its ability to dispose of certain portfolio securities. Liquid Assets would continue to have an investment restriction limiting purchases of illiquid securities to a maximum of 10% of its net assets.

          A new Investment Restriction would be added, proposed to be numbered as Investment Restriction No. 7, which would prohibit Liquid Assets from purchasing securities on margin. Investment Restriction No. 7 would be designated as a fundamental policy.

          A new Investment Restriction would be added, proposed to be numbered as Investment Restriction No. 14, which would prohibit Liquid Assets from entering into repurchase agreements providing for settlement in more than seven days or purchasing securities which are illiquid, if, in the aggregate, more than 10% of the value of Liquid Assets' net assets would be so invested. Investment Restriction No. 14 would be designated as a non-fundamental policy.

          Investment Restriction No. 9, proposed to be renumbered as Investment Restriction No. 5, which prohibits Liquid Assets from investing more than 15% of its assets in the obligations of any one bank or more than 5% of its assets in the commercial paper of any one issuer, would be amended to clarify that the Fund may not invest more than 5% of its assets in the obligations (commercial paper or otherwise) of any one issuer, but that the Fund may invest up to 25% of its total assets without regard to such limitations.

          Investment Restriction No. 10, proposed to be renumbered as Investment Restriction No. 6, which prohibits Liquid Assets from investing less than 25% of its assets in obligations issued by banks or investing more than 25% of its assets in the securities of issuers in any other industry, would be amended to provide that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and that, for temporary defensive purposes, Liquid Assets may invest less than 25% of its assets in bank obligations.

          Investment Restriction No. 11, proposed to be renumbered as Investment Restriction No. 12, which prohibits Liquid Assets from investing in companies for the purpose of exercising control, would be designated as a non-fundamental policy.

          Investment Restriction No. 12, proposed to be renumbered as Investment Restriction No. 13, which prohibits Liquid Assets from investing in securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets, would be amended to prohibit Liquid Assets from purchasing securities of other investment companies, except to the extent permitted under the 1940 Act, and would be designated as a non-fundamental policy. Under the 1940 Act, Liquid Assets', investment in such securities, subject to certain exceptions, would be limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of Liquid Assets' total assets with respect to any one investment company and (iii) 10% of Liquid Assets' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

          If approved by stockholders, Liquid Assets' Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

          The Fund may NOT:

          1[2]. Borrow money, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT (WHICH CURRENTLY LIMITS BORROWING TO NO MORE THAN 33-1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS) [from banks for temporary or emergency (not leveraging) purposes in an amount up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made].

          2[6]. ACT AS UNDERWRITER OF SECURITIES OF OTHER ISSUERS, EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES [Underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities") or purchase securities which are not freely marketable].

          3[7]. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          4[8]. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus.

          5[9]. Invest more than 15% of its assets in the obligations of any one bank or invest more than 5% of its assets in the [commercial paper] OBLIGATIONS of any one issuer, EXCEPT THAT UP TO 25% OF THE VALUE OF THE FUND'S TOTAL ASSETS MAY BE INVESTED WITHOUT REGARD TO ANY SUCH LIMITATION. Notwithstanding the foregoing, to the extent required by rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

          6[10]. Invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, PROVIDED THAT THERE SHALL BE NO LIMITATION ON THE PURCHASE OF OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. NOTWITHSTANDING THE FOREGOING, FOR TEMPORARY DEFENSIVE PURPOSES THE FUND MAY INVEST LESS THAN 25% OF ITS ASSETS IN BANK OBLIGATIONS.

          7. PURCHASE SECURITIES ON MARGIN.

          8[1]. Purchase common stocks, preferred stocks, warrants, [other equity securities,] corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to in the Prospectus and Statement of Additional Information).

          9[3]. Pledge , HYPOTHECATE, MORTGAGE OR OTHERWISE ENCUMBER ITS ASSETS, EXCEPT TO THE EXTENT NECESSARY TO SECURE PERMITTED BORROWINGS AND IN CONNECTION WITH THE PURCHASE OF SECURITIES ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS [its assets, except to the extent permitted under the 1940 Act [in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes].

          10[4]. Sell securities short.

          11[5]. Write or purchase put or call options OR COMBINATIONS THEREOF.

          12[11]. Invest in companies for the purpose of exercising control.

          13[12]. Invest in securities of other investment companies, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT [as they may be acquired as part of a merger, consolidation or acquisition of assets].

          14. ENTER INTO REPURCHASE AGREEMENTS PROVIDING FOR SETTLEMENT IN MORE THAN SEVEN DAYS AFTER NOTICE OR PURCHASE OF SECURITIES WHICH ARE ILLIQUID IF, IN THE AGGREGATE, MORE THAN 10% OF THE VALUE OF THE FUND'S NET ASSETS WOULD BE SO INVESTED.

          Investment Restrictions numbered 1 through 7 would be fundamental policies that Liquid Assets could not change without approval by the holders of a majority (as defined in the 1940 Act) of Liquid Assets' outstanding voting securities. Investment Restrictions numbered 8 through 14 would not be fundamental policies and could be changed by vote of a majority of Liquid Assets' Board members at any time.


DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

          Investment Restriction No. 1, proposed to be renumbered as Investment Restriction No. 8, which prohibits Worldwide Dollar from investing in certain types of securities, would be amended to delete the prohibition on investing in "other equity securities," because certain asset-backed securities that are otherwise eligible to be purchased by Worldwide Dollar may be considered to be equity securities. This Investment Restriction is not required to be a fundamental policy and would be designated a non-fundamental policy to give Worldwide Dollar the flexibility to respond to new investment opportunities that are consistent with its investment objective and management policies, subject to prior Board approval.

          Investment Restriction No. 2, proposed to be renumbered as Investment Restriction No. 1, which prohibits Worldwide Dollar from borrowing money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of Worldwide Dollar's total assets and in connection with the entry into reverse repurchase agreements, would be amended to permit the Fund to borrow to the extent permitted under the 1940 Act, which permits borrowing in an amount up to 33-1/3% of the value of the Fund's total assets. However, Worldwide Dollar currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets, and in connection with the entry into reverse repurchase agreements.

          Investment Restriction No. 3, proposed to be renumbered as Investment Restriction No. 9, would be designated as a non-fundamental policy. This Investment Restriction prohibits Worldwide Dollar from pledging, hypothecating, mortgaging or otherwise encumbering its assets, except to secure borrowings for temporary or emergency purposes and in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements, and would be amended to state that Worldwide Dollar may pledge, hypothecate, mortgage or otherwise encumber its assets to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

          Investment Restriction No. 4, which prohibits Worldwide Dollar from selling securities short or purchasing securities on margin, would be split into two separate investment restrictions -- one, prohibiting Worldwide Dollar from short-selling, would be numbered Investment Restriction No. 10 and would be designated as a non-fundamental policy, the other, prohibiting Worldwide Dollar from purchasing securities on margin, would be numbered Investment Restriction No. 7 and would be designated as a fundamental policy.

          Investment Restriction No. 5, proposed to be renumbered as Investment Restriction No. 11, which prohibits Worldwide Dollar from writing or purchasing put or call options or combinations thereof, would be designated as a non-fundamental policy.

          Investment Restriction No. 6, proposed to be renumbered as Investment Restriction No. 2, which prohibits Worldwide Dollar from acting as underwriter of securities of other issuers, would be amended to clarify that this prohibition does not apply to the extent the Fund may be deemed an underwriter by virtue of disposing of portfolio securities. Without this amendment, Worldwide Dollar could be unnecessarily restricted in its ability to dispose of certain portfolio securities.

          Investment Restriction No. 11, proposed to be renumbered as Investment Restriction No. 12, which prohibits Worldwide Dollar from investing in companies for the purpose of exercising control, would be designated as a non-fundamental policy.

          Investment Restriction No. 12, proposed to be renumbered as Investment Restriction No. 13, which prohibits Worldwide Dollar from investing in securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets, would be amended to prohibit Worldwide Dollar from purchasing securities of other investment companies, except to the extent permitted under the 1940 Act and would be designated as a non-fundamental policy. Under the 1940 Act, Worldwide Dollar's investment in such securities, subject to certain exceptions, would be limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of Worldwide Dollar's total assets with respect to any one investment company and (iii) 10% of Worldwide Dollar's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

          If approved by stockholders, Worldwide Dollar's Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

          The Fund may NOT:

          1[2]. Borrow money, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT (WHICH CURRENTLY LIMITS BORROWING TO NO MORE THAN 33-1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS) [(i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Prospectus. While borrowings under (i) above exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments].

          2[6]. Act as underwriter of securities of other issuers, EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES.

          3[7]. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          4[8]. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus, and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          5[9]. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

          6[10]. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

          7. PURCHASE SECURITIES ON MARGIN.

          8[1]. Purchase common stocks, preferred stocks, warrants, [other equity securities,] corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to in the Prospectus and Statement of Additional Information).

          9[3]. Pledge, hypothecate, mortgage or otherwise encumber its assets, except TO THE EXTENT NECESSARY TO SECURE PERMITTED BORROWINGS AND IN CONNECTION WITH THE PURCHASE OF SECURITIES ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS [(i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements to the extent described in the Prospectus].

          10[4]. Sell securities short [or purchase securities on margin].

          11[5]. Write or purchase put or call options or combinations thereof.

          12[11]. Invest in companies for the purpose of exercising control.

          13[12]. Invest in securities of other investment companies except TO THE EXTENT PERMITTED UNDER THE 1940 ACT [as they may be acquired as part of a merger, consolidation or acquisition of assets].

          14[13]. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

          Investment Restrictions numbered 1 through 7 would be fundamental policies that Worldwide Dollar could not change without approval by the holders of a majority (as defined in the 1940 Act) of Worldwide Dollar's outstanding voting securities. Investment Restrictions numbered 8 through 14 would not be fundamental policies and could be changed by vote of a majority of Worldwide Dollar's Board members at any time.

VOTE REQUIRED AND EACH BOARD'S RECOMMENDATION

          For each Money Market Fund, approval of this Proposal requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

           EACH MONEY MARKET FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHANGES TO CERTAIN OF THE FUND'S
                            INVESTMENT RESTRICTIONS.

PROPOSAL 2: APPROVAL OF CHANGES TO CERTAIN OF DREYFUS FUND'S INVESTMENT
            TECHNIQUES AND INVESTMENT RESTRICTIONS AND AN AMENDMENT TO DREYFUS FUND'S ARTICLES OF INCORPORATION WITH RESPECT THERETO

            ONLY STOCKHOLDERS OF DREYFUS FUND VOTE ON THIS PROPOSAL.

INTRODUCTION

          Dreyfus Fund seeks to achieve its primary investment objective of long-term capital growth consistent with the preservation of capital and its secondary investment objective of current income principally by investing in common stocks. If market conditions warrant, Dreyfus Fund may purchase fixed-income securities, such as preferred stocks, bonds and debentures. Dreyfus Fund may invest up to 20% of the value of its assets in foreign securities. For temporary defensive purposes, Dreyfus Fund may invest without limitation in money market instruments. In addition, Dreyfus Fund may engage in various investment techniques, such as foreign currency transactions, lending portfolio securities and, to a limited extent, options transactions as described in its current Prospectus.

          This proposal does not involve any change to Dreyfus Fund's investment objectives. Dreyfus Fund would continue to invest principally in common stocks to achieve its objectives. Management believes, however, that Dreyfus Fund's remaining assets may be invested more effectively if the investment techniques are broadened to include engaging in options and futures transactions and short-selling as described below.

          Management believes that in a rapidly changing market it is important for Dreyfus Fund to have greater flexibility in the types of investment techniques in which it is permitted to engage. By expanding the universe of investment techniques in which Dreyfus Fund may engage, management will be given the opportunity to adjust Dreyfus Fund's portfolio from time to time in such manner as it then deems appropriate.

          This Proposal involves changing Dreyfus Fund's investment techniques and certain of Dreyfus Fund's investment restrictions relating thereto. Management also believes it appropriate to modify certain other investment restrictions (which are fundamental policies) and change certain fundamental policies to non-fundamental policies.

          The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies which may not be changed without stockholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which Dreyfus Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When Dreyfus Fund was formed, the Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or business or industry conditions that no longer exist, and adopted certain restrictions which now are believed to be unduly restrictive.

          Accordingly, Dreyfus Fund's Board authorized a review of the Fund's investment restrictions in order to: (i) modernize the Fund's policies that are required to be fundamental and make them consistent with those of other investment companies advised by Dreyfus, Dreyfus Fund's investment adviser, (ii) reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act and (iii) eliminate certain policies previously required under state securities laws which are no longer in effect. Non-fundamental policies can be changed by vote of a majority of Dreyfus Fund's Board members at any time without stockholder approval, subject to compliance with applicable SEC disclosure requirements.

          In addition, when Dreyfus Fund was formed, all of its investment restrictions were included in its Articles of Incorporation. This is not required and Dreyfus Fund's management recommends that the Fund's investment restrictions be deleted from its Articles of Incorporation. Dreyfus Fund would continue to list its investment restrictions in its Statement of Additional Information. Deleting Dreyfus Fund's investment restrictions from the Articles of Incorporation will make it easier for the Fund to change its investment restrictions in the future in response to changing regulatory requirements or business or industry conditions, because the most restrictive vote required to approve any such change without an amendment to the Articles of Incorporation under the 1940 Act is less than that required for an amendment to the Articles of Incorporation to reflect such change under Maryland law. As discussed in Proposal 3, Dreyfus Fund's management recommends making other changes to Dreyfus Fund's Articles of Incorporation. The text of Dreyfus Fund's proposed Amended and Restated Articles of Incorporation is set forth in Exhibit A hereto.

          If this Proposal is approved, Dreyfus Fund would be permitted to engage in the investment techniques described below and in Exhibit B to this Proxy Statement. In addition, Dreyfus Fund would adopt as fundamental only those restrictions which are required to be such under the 1940 Act, and the remaining restrictions would be adopted as non-fundamental policies. DREYFUS FUND'S ARTICLES OF INCORPORATION WOULD BE AMENDED TO DELETE ONLY THOSE INVESTMENT RESTRICTIONS WHICH STOCKHOLDERS HAVE VOTED TO CHANGE OR DELETE. See "Vote Required and Board Members' Recommendation" below.

          Dreyfus Fund's Board, at a meeting held on May 7, 1998, unanimously approved changes in Dreyfus Fund's investment techniques and investment restrictions and the amendment of Dreyfus Fund's Articles of Incorporation and directed that this Proposal be submitted to stockholders for their approval.

ADDITIONAL INVESTMENT TECHNIQUES

          If this Proposal is approved, Dreyfus Fund would be permitted to engage in the following additional investment techniques to achieve its investment objectives. For a more detailed discussion of the additional investment techniques AND THEIR RELATED RISKS, see Exhibit B to this Proxy Statement.

- OPTIONS AND FUTURES TRANSACTIONS. Dreyfus Fund currently may invest up to 2% of its assets in the purchase of call and put options. Dreyfus Fund proposes to expand its ability to engage in all types of options transactions, including the purchase and sale of call or put options with respect to specific securities (or groups or "baskets" of specific securities) and indices. Dreyfus Fund also proposes to have the ability to enter into forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices. The principal reason for writing options is to realize income in the form of premiums. Dreyfus Fund would purchase options and enter into futures transactions as a substitute for a comparable market position in the underlying securities or for hedging purposes.

- SHORT-SELLING. Dreyfus Fund proposes to have the ability to engage in short sales transactions in which it sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transactions, Dreyfus Fund must borrow the security to make delivery to the buyer.

CORRESPONDING CHANGES IN INVESTMENT RESTRICTIONS

          Listed below is a summary of all of Dreyfus Fund's Investment Restrictions proposed to be changed under this Proposal.

          Investment Restriction No. 1, which prohibits Dreyfus Fund from borrowing money, except to the extent permitted under the 1940 Act, would be amended to clarify that the Fund's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices would not constitute borrowing.

          Investment Restriction No. 2, which prohibits Dreyfus Fund from purchasing securities on margin, would be amended to provide that the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          Investment Restriction No. 3, which prohibits Dreyfus Fund from selling securities short, would be deleted.

          Investment Restriction No. 4, proposed to be renumbered as Investment Restriction No. 3, which prohibits Dreyfus Fund from lending any funds or other assets, except for purchases of certain debt obligations and loans of portfolio securities up to 10% of the value of Dreyfus Fund's total assets, would be amended to provide that Dreyfus Fund may lend its portfolio securities up to 33-1/3% of the value of its total assets.

          Investment Restriction No. 5, proposed to be renumbered as Investment Restriction No. 4, which prohibits Dreyfus Fund from participating in any underwriting or selling group in connection with the public distribution of securities, would be amended to prohibit Dreyfus Fund from acting as an underwriter of securities, except to the extent Dreyfus Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities. Without this amendment, Dreyfus Fund could be unnecessarily restricted in its ability to dispose of certain portfolio securities.

          Investment Restriction No. 6, proposed to be renumbered as Investment Restriction No. 5, which prohibits Dreyfus Fund from investing more than 5% of the value of its net assets in the securities of any one issuer, except that up to 25% of the value of its assets may be invested and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to such limitation, would not be changed. Dreyfus Fund's management recommends deleting this Investment Restriction from the Fund's Articles of Incorporation.

          Investment Restriction No. 7, proposed to be renumbered as Investment Restriction No. 6, which prohibits Dreyfus Fund, with respect to 75% of its total assets, from holding more than 10% of the voting securities of any one issuer, would not be changed. Dreyfus Fund's management recommends deleting this Investment Restriction from the Fund's Articles of Incorporation.

          Investment Restriction No. 8, which prohibits Dreyfus Fund from purchasing from or selling to any of its officers or directors any securities other than the stock of the Fund, would be deleted. This Investment Restriction is not necessary because the provisions of the 1940 Act prohibit the Fund from engaging in certain affiliated transactions, such as those between the Fund and its officers or directors.

          Investment Restriction No. 9, which prohibits Dreyfus Fund from retaining securities of any issuer if more than a certain percentage of such issuer's securities is owned by officers or Directors of the Fund, would be deleted. This Investment Restriction was adopted to comply with certain state securities law requirements that are no longer in effect.

          Investment Restriction No. 10, which prohibits Dreyfus Fund from investing in other investment companies, subject to certain percentage limitations permitted under the 1940 Act, would be amended to conform the language of the restriction to that of other investment companies advised by Dreyfus and would be designated as a non-fundamental policy.

          Investment Restriction No. 11, which prohibits Dreyfus Fund from investing more than 5% of its assets in unseasoned issuers, would be deleted. This Investment Restriction was adopted to comply with certain state securities law requirements that are no longer in effect.

          Investment Restriction No. 12, proposed to be renumbered as Investment Restriction No. 7, which prohibits Dreyfus Fund from investing in real estate, except for certain real estate investment trusts, would be amended to permit the Fund to invest in any securities that are secured by real estate or issued by companies that invest or deal in real estate, including real estate investment trusts.

          Investment Restriction No. 13, proposed to be renumbered as Investment Restriction No. 8, which prohibits Dreyfus Fund from purchasing or selling commodities or commodity contracts, would be amended to permit the Fund to purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          Investment Restriction No. 14, proposed to be renumbered as Investment Restriction No. 11, which prohibits Dreyfus Fund from investing in companies for the purpose of management or control, would be designated as a non-fundamental policy.

          Investment Restriction No. 15, proposed to be renumbered as Investment Restriction No. 9, which prohibits Dreyfus Fund from investing more than 25% of its assets in any single industry, would be amended to clarify that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          Investment Restriction No. 16, proposed to be renumbered as Investment Restriction No. 12, which prohibits Dreyfus Fund from pledging, mortgaging or otherwise encumbering its assets, except to the extent necessary to secure permitted borrowings, would be amended to permit the Fund to pledge, mortgage or otherwise encumber its assets to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          Investment Restriction No. 17, proposed to be renumbered as Investment Restriction No. 13, which prohibits Dreyfus Fund from investing more than 10% of its net assets in illiquid securities, would be amended to permit the Fund to invest up to 15% of its net assets in such securities.

          If approved by stockholders, Dreyfus Fund's Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

          The Fund may NOT:

          1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). FOR PURPOSES OF THIS INVESTMENT RESTRICTION, THE ENTRY INTO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES SHALL NOT CONSTITUTE BORROWING.

          2. Purchase any securities on margin, BUT THE FUND MAY MAKE MARGIN DEPOSITS IN CONNECTION WITH TRANSACTIONS IN OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES.

          3[4]. MAKE LOANS TO OTHERS, EXCEPT THROUGH THE PURCHASE OF DEBT OBLIGATIONS AND THE ENTRY INTO REPURCHASE AGREEMENTS. HOWEVER, THE FUND MAY LEND ITS PORTFOLIO SECURITIES IN AN AMOUNT NOT TO EXCEED 33-1/3% OF THE VALUE OF ITS TOTAL ASSETS. ANY LOANS OF PORTFOLIO SECURITIES WILL BE MADE ACCORDING TO GUIDELINES ESTABLISHED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE FUND'S BOARD [Lend any funds or other assets. This shall not prevent the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness of corporations, or the purchase of bankers' acceptances and commercial paper of corporations listed on the New York Stock Exchange or their subsidiaries. However, the Fund may lend securities to broker-dealers or other institutional investors, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made if, as a result, the aggregate value of the securities loaned exceeds 10% of the value of the Fund's total assets].

          [3. Sell any securities short.]

          4[5]. ACT AS AN UNDERWRITER OF SECURITIES OF OTHER ISSUERS, EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES [Participate in any underwriting or selling group in connection with the public distribution of securities, except for its own capital stock].

          5[6]. Invest more than 5% of the market value of its net assets in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to such limitation.

          6[7]. Hold more than 10% of the voting securities of any one issuer. This restriction applies only with respect to 75% of the Fund's total assets.

          7[12]. PURCHASE, HOLD OR DEAL IN REAL ESTATE, BUT THE FUND MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED BY REAL ESTATE OR ISSUED BY COMPANIES THAT INVEST OR DEAL IN REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS [Lease, acquire or hold real estate, except for office purposes. This limitation, however, shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests].

          8[13]. Purchase and sell commodities [or commodity contracts], EXCEPT THAT THE FUND MAY PURCHASE AND SELL OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES.

          9[15]. INVEST MORE THAN 25% OF THE VALUE OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS IN ANY SINGLE INDUSTRY, PROVIDED THAT THERE SHALL BE NO LIMITATION ON THE PURCHASE OF OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES [Invest in a particular industry if any such investment would result in the Fund holding more than 25% of the value of its assets in any single industry].

          [8. Purchase from or sell to any of its officers or directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.]

          [9. Retain securities of any issuer in which those officers or directors of the Fund who beneficially own more than 1/2 of 1% of the securities of the issuer together own more than 5% of the securities of the issuer.]

          10. Purchase any securities issued by any investment company, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT [in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the Fund's total assets would be invested in securities of other investment companies, more than 5% of the market value of the Fund's total assets would be invested in the securities of any one investment company or the Fund would own more than 3% of the total voting stock of any one investment company. This limitation, however, shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests].

          [11. Purchase the securities of any issuer the business of which has been in continuous operation for less than three years if such purchase would cause the Fund's investments in such issuers to exceed 5% of the market value of the Fund's net assets.]

          11[14]. Invest in the securities of a company for the purpose of management or the exercise of control, but the Fund votes the securities it owns in its portfolio as a shareholder in accordance with its own views. Dreyfus may make recommendations to portfolio companies on financial and operating matters relevant to the conduct of their business if Dreyfus believes it desirable to do so, in the best interests of the Fund and for the protection of the value of the Fund's investments.

          12[16]. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings AND TO THE EXTENT RELATED TO THE PURCHASE OF SECURITIES ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS AND THE DEPOSIT OF ASSETS IN ESCROW IN CONNECTION WITH WRITING COVERED PUT AND CALL OPTIONS AND COLLATERAL AND INITIAL OR VARIATION MARGIN ARRANGEMENTS WITH RESPECT TO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDICES, AND OPTIONS ON FUTURES CONTRACTS OR INDICES.

          13[17]. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% [10%] of the value of the Fund's net assets would be so invested.

          Investment Restrictions numbered 1 through 9 would be fundamental policies that Dreyfus Fund could not change without approval by the holders of a majority (as defined in the 1940 Act) of Dreyfus Fund's outstanding voting securities. Investment Restrictions numbered 10 through 13 would not be fundamental policies and could be changed by vote of a majority of Dreyfus Fund's Board members at any time.

VOTE REQUIRED AND BOARD'S RECOMMENDATION

          Approval of this Proposal requires the affirmative vote of the holders of a majority of Dreyfus Fund's outstanding stock. DREYFUS FUND'S ARTICLES OF INCORPORATION WILL BE AMENDED TO DELETE ONLY THOSE INVESTMENT RESTRICTIONS THAT STOCKHOLDERS HAVE VOTED TO CHANGE OR DELETE.


                DREYFUS FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS
                        VOTE "FOR" THE FOREGOING PROPOSAL


PROPOSAL 3: TO APPROVE AN AMENDMENT AND RESTATEMENT OF DREYFUS FUND'S
            CHARTER

            ONLY STOCKHOLDERS OF DREYFUS FUND VOTE ON THIS PROPOSAL.

          Dreyfus Fund's Board has approved and recommends that stockholders approve a comprehensive amendment and restatement of the Fund's Articles of Incorporation, as amended (the "Charter"). A copy of the proposed amendment and restatement in the form being presented for approval, and as approved by the Fund's Board, is set forth as Exhibit A to this Proxy Statement. Certain material differences are described below. Dreyfus Fund's Board believes that the proposed amendment and restatement of the Fund's Charter is in the best interests of the Fund and stockholders.

(A) ISSUANCE OF ADDITIONAL CLASSES OR SERIES OF SHARES

          Dreyfus Fund's Charter currently provides for the issuance of one class of shares with each share representing an equal proportionate interest in the Fund. The Fund's Board recommends that Article FIFTH of the Charter be amended to permit the Board, without further stockholder action, to cause to be issued one or more additional classes or series of shares having such preferences or special or relative rights and privileges as the Board may determine, to the extent permitted under the 1940 Act.

          CURRENTLY, DREYFUS FUND HAS NO INTENTION OF ISSUING ADDITIONAL CLASSES OR SERIES OF SHARES. The purpose of the amendment would be to permit the Fund, at some point in the future, to take advantage of alternative methods of selling Fund shares. These alternatives methods would (i) enable investors to choose the purchasing method which best suits their individual situation, thereby encouraging current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund thus benefiting stockholders by increasing investment flexibility for the Fund and reducing operating expense ratios due to economies of scale; (ii) facilitate distribution of the Fund's shares; and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

                                      * * *

          Each of the remaining changes described below is being made to standardize the provisions of Dreyfus Fund's Charter with those of other funds in the Dreyfus Family of Funds that are organized as Maryland corporations.

(B) CORPORATE PURPOSES AND POWERS

          The purposes for which Dreyfus Fund was formed are described in Article THIRD of the current Charter. The proposed amendment would generally modernize and expand the description of Dreyfus Fund's business purpose to include certain instruments which are currently available for investment by the Fund. The amendment would not affect Dreyfus Fund's investment objectives or management policies. The amendment, however, would give Dreyfus Fund the flexibility to take advantage of investment opportunities currently available and those which may be available in the future. In addition, if Proposal 2 is approved, the investment restrictions set forth in Article THIRD of the current Charter would be deleted.

(C) PAR VALUE

          The Fund's shares currently have a par value of $1.00 per share. The proposed amendment to Article FIFTH would reduce the par value to $.001 per share. Such reduction in the par value would make it less costly for Dreyfus Fund to increase its authorized shares in the future because the fee imposed by Maryland authorities on increases in the Fund's authorized shares is based on its aggregate par value. The reduction in par value would have the effect of reducing the Fund's stated capital with a commensurate increase in its capital surplus.

(D) QUORUM

          The Board recommends amending the Charter to provide that the presence in person or by proxy of the holders of one-third of the shares of Dreyfus Fund's stock entitled to vote would constitute a quorum at any meeting of stockholders. Currently, the Charter is silent as to quorum. Under Maryland law, unless the charter of a corporation provides otherwise, a majority of all votes entitled to be cast at a stockholders' meeting constitutes a quorum. Establishing that one-third of Dreyfus Fund's outstanding shares constitutes a quorum should enable the Fund to conduct future stockholders' meetings without incurring the increased burden and expense of soliciting votes from at least a majority of the Fund's shares in order to achieve a quorum. The amendment would not affect the number of votes required to adopt proposals under Maryland law or the 1940 Act.

(E) LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

          After Dreyfus Fund was organized, the Maryland General Corporation Law was revised to permit a Maryland corporation to limit the liability of its Board members and officers under certain circumstances and to broaden the indemnification which a Maryland corporation may make available to its Board members and officers. Dreyfus Fund's Board has approved and recommends that stockholders approve an amendment to the Fund's Charter to reflect current Maryland law.

          Maryland law is similar to the laws of most other states, including Delaware, which permits limitation of the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on decision making by persons who serve as directors and officers.

          The proposed amendment to the Charter would provide that to the fullest extent permitted by Maryland law, but subject to the provisions of the 1940 Act and related limitations described below, no Board member or officer of Dreyfus Fund shall have any liability to the Fund or its stockholders for money damages. The proposed amendment would not protect or purport to protect any Board member or officer of Dreyfus Fund (i) against any liability for noncompliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act or of any valid rule, regulation or order of the SEC under said Acts, or (ii) against any liability to the Fund or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). The 1940 Act provides that the articles of incorporation of an investment company may not contain any provision which so protects or purports to protect any director or officer of an investment company with respect to such disabling conduct. The proposed amendment also would require that, subject to the provisions of the 1940 Act and such provisions with respect to disabling conduct, Dreyfus Fund indemnify and advance expenses to its Board members and officers to the fullest extent that indemnification of directors is permitted by Maryland law. The amendment would amend the existing Article SEVENTH of the Charter with respect to indemnification and advances.

          If the proposed amendment is approved by stockholders, Dreyfus Fund's Board members and officers would continue to have personal liability for damages in suits brought by or on behalf of the Fund in circumstances in which the Maryland General Corporation Law, the 1940 Act or Securities Act does not permit their personal liability to be limited, as follows: (a) under the Maryland General Corporation Law, to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; and (b) under the 1940 Act or the Securities Act, to the extent that such proposed amendment would be effective to (i) require a waiver of compliance with any provision of the 1940 Act or the Securities Act or of any valid rule, regulation or order of the SEC under those Acts, or (ii) protect or purport to protect any Board member or officer of the Fund against any liability to the Fund or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In circumstances in which the personal liability of Board members and officers is limited, claims made by or on behalf of the Fund against them would be limited to equitable remedies such as injunction.

          The proposed amendment would apply only to claims against a Board member or officer arising out of his or her role as a Board member or officer, not to his or her responsibilities under other laws. It will not limit possible liability to third parties (acting in a capacity other than as a stockholder) under tort or contract law, and will not apply with respect to events or omissions occurring prior to February 8, 1988, the effective date of the revised Maryland law.

          Under Maryland law, indemnification against judgments, penalties, fines, settlements and reasonable expenses may be available to a Board member unless the act or omission was material to the cause of action, and was committed in bad faith or was the result of active and deliberate dishonesty, or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recoverable by settlement of suits brought by or in the right of a corporation, except where the individual is adjudged liable to the corporation. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. The law also provides that a corporation, in addition to providing insurance, may fund its indemnification obligations with trust funds, letters of credit or surety bonds. Advances of reasonable expenses by a corporation in the course of litigation will be permitted (upon the undertaking of the director to repay such sums if indemnification is ultimately denied and a written affirmation of the director's good faith belief that the standard of conduct necessary for indemnification has been met) without a preliminary determination as to the ultimate entitlement of the director to be indemnified. Officers will be indemnified and advanced reasonable expenses to the same extent as directors and may be indemnified to such further extent as is consistent with law. Other employees and agents may be indemnified and advanced expenses to such extent as is consistent with law.

          As discussed above, the SEC's Division of Investment Management is of the view that an indemnification provision in an investment company's articles of incorporation or by-laws would not violate the relevant provisions of the 1940 Act if (a) it precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of disabling conduct, and (b) it sets forth "reasonable and fair means" for determining whether indemnification shall be made. Dreyfus Fund's By-Laws currently provide that indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) vote of a majority of a quorum of the Board members of the Fund who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested non-party directors"), or (ii) an independent legal counsel in a written opinion. In addition, pursuant to the view of the SEC's Division of Investment Management, Dreyfus Fund's By-Laws currently provide that the Fund may make advances to a current or former Board member or officer of the Fund claiming indemnification for payment of the reasonable expenses incurred by him in conjunction with proceedings to which he is a party, provided that, among other things, the person seeking indemnification shall provide to the Fund a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct necessary for indemnification has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the Fund for his undertaking; (b) the Fund is insured against losses arising by reason of any lawful advance; or (c) a majority of the disinterested non-party Board members of the Fund, or independent legal counsel in a written opinion, shall determine that, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification ultimately will be found to be entitled to indemnification.

          It is expected that Dreyfus Fund's By-Laws will continue to contain these limitations and conditions with respect to indemnification of, and payment of advances to, current and former directors and officers.

          If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of Board members and officers, then under the proposed amendment such liability will be limited to the fullest extent permitted (but subject to the limitations described above with respect to the Securities Act, the 1940 Act and disabling conduct by a director or officer) without further action by the Fund's stockholders. Dreyfus Fund is not aware of any proposed or anticipated changes to Maryland law which would affect the personal liability or indemnification of Board members or officers of Maryland corporations. The proposed amendment to the Charter would assure Board members and officers that its protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

          Under the new provisions, in certain circumstances, Dreyfus Fund and its stockholders will lose the right to recover monetary damages from directors and officers who might otherwise have been found liable. In addition, Board members and officers may be entitled to more liberal indemnification from the Fund in suits brought by or in the right of the Fund. To the extent that certain claims against Board members and officers involving a breach of duty are limited to equitable remedies, the proposed amendment may result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against Board members and officers for breach of their duty of care.

          As to the indemnification provisions described above, it is the opinion of the SEC that, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and certain others, such indemnification is against public policy and is unenforceable.

          No litigation of the type covered by the proposed amendment is currently pending or threatened against any Board member or officer of Dreyfus Fund. No occasion has arisen in which Dreyfus Fund was required to pay any amount in indemnification of any Board member or officer of the Fund. In addition, although Dreyfus Fund has not experienced difficulty in attracting and retaining highly qualified Board members and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such Board members and officers in the future.

          The Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of the Fund with the reduced threat of personal liability, the proposed amendment is in the best interest of the Fund and its stockholders. Although the current Board members of the Fund may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amendment is in the best interest of the Fund and its stockholders.

(F) VALUATION OF FUND ASSETS

          The Fund's Charter currently provides that the total value of Fund assets be determined for purposes of the Charter on the basis of market value for securities and fair value for all other assets. The Fund's Board believes that this provision is unnecessary in light of similar requirements under the Act and recommends deleting it.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

          Approval of this Proposal requires the affirmative vote of the holders of a majority of Dreyfus Fund's outstanding stock. If stockholders of the Fund do not approve the proposed Charter amendment and restatement, then the Fund's existing Charter will remain in effect, subject to approval of the Charter amendments discussed in Proposals 2 and 4.

                DREYFUS FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS
                      VOTE "FOR" APPROVAL OF THE AMENDMENT
                      AND RESTATEMENT OF THE FUND'S CHARTER

PROPOSAL 4: TO AMEND EACH FUND'S ARTICLES OF INCORPORATION TO PERMIT THE FUND TO
            IMPOSE A SERVICE FEE ON CERTAIN SMALL ACCOUNTS BY REDEEMING SHARES FROM THE RELEVANT STOCKHOLDER ACCOUNTS.

          Over the past several years, there has been an increase in the number of stockholder accounts with small account balances in the mutual fund industry. These small accounts are contributing to higher fund expenses for all stockholders of mutual funds because of their disproportionately high administrative and recordkeeping costs. As a result, several of the major investment company complexes have imposed a nominal service fee on small balance accounts as a means of reducing the costs to the fund associated with maintaining small accounts, and to encourage stockholders to increase their account size or consolidate several small accounts.

          Management of each Fund believes it is in the best interests of stockholders if the Fund were permitted to impose an annual service fee (the "Service Fee") on small balance accounts. It is contemplated that the Service Fee, if imposed by the Fund, would be approximately $12 per year. The Service Fee would be retained by the Fund to help defray the costs to the Fund of maintaining accounts having small balances. Currently it is contemplated that the Service Fee, if imposed by the Fund, would be imposed on stockholder accounts with a balance under $2,000 (the "Minimum Balance Requirement"), although the Fund's Board, from time to time, may fix another minimum account balance or service fee. The Service Fee would not apply to IRAs and other fiduciary accounts. The Service Fee would be waived for any stockholder whose aggregate Dreyfus mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) also would be exempt from the Service Fee.

          Stockholders would be provided at least 60 days' prior written notice to (i) increase the balance in an account or consolidate several small accounts to meet the Minimum Balance Requirement, (ii) enroll in an automatic investment program, or (iii) redeem their account. If one of these steps were not taken by the stockholder, the Fund's transfer agent would automatically redeem an amount of shares from the stockholder's account to pay for the Service Fee.

          Each Fund's Board has proposed an amendment to the Fund's Articles of Incorporation to permit the Fund to impose the Service Fee by redeeming shares from stockholder accounts having a balance under the Minimum Balance Requirement. The text of each amendment is set forth in Exhibit C hereto.

          Subject to stockholder approval, each Fund's Board approved this amendment at a meeting held on May 7, 1998. The Board members of each Fund believe that approval of the proposed amendment is in the best interests of the Fund and its stockholders.

VOTE REQUIRED AND EACH BOARD'S RECOMMENDATION

          For each Fund, approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding stock.

          EACH FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
               AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION.


                             ADDITIONAL INFORMATION

          Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

          Premier Mutual Fund Services, Inc., with principal offices at 60 State Street, Boston, Massachusetts 02109, serves as each Fund's distributor.

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, serves as each Fund's transfer and dividend disbursing agent.

          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of Liquid Asset's and Worldwide Dollar's investments. Mellon Bank, N.A., Dreyfus' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of Dreyfus Fund's investments.

                               VOTING INFORMATION

          Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund may retain an outside firm to assist in the solicitation of proxies primarily by contacting stockholders by telephone and telegram, which would cost approximately $_________ and would be borne pro rata among the Funds. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposals.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposals against any adjournment. A quorum is constituted with respect to each of Liquid Assets and Dreyfus Fund by the presence in person or by proxy of the holders of at least a majority of the Fund's outstanding stock entitled to vote at the Meeting. A quorum is constituted with respect to Worldwide Dollar by the presence in person or by proxy of the holders of at least one-third of the Fund's outstanding stock entitled to vote at the Meeting.

                                  OTHER MATTERS

          Each Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.


               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated:  June 19, 1998

                                    EXHIBIT A

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                          THE DREYFUS FUND INCORPORATED


          FIRST: We, the subscribers hereto, Ernest L. Godshalk, Jr., Lincoln C. Brownell and Joseph L. Broderick, the post office address of all of whom is 48 Wall Street, New York, N.Y., and all of whom are adult persons of full legal age, do hereby associate ourselves with the intention of forming a corporation under and by virtue of the general laws of the State of Maryland authorizing the formation of corporations.

          SECOND: The name of the corporation (hereinafter called the "corporation") is The Dreyfus Fund Incorporated.

          THIRD: The corporation is formed for the following purpose or purposes:

               (a) to conduct, operate and carry on the business of an investment company;

               (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, write options on, exchange, distribute or otherwise dispose of and deal in and with securities of every nature, kind, character, type and form, including without limitation of the generality of the foregoing, all types of stocks, shares, futures contracts, bonds, debentures, notes, bills and other negotiable or non-negotiable instruments, obligations, evidences of interest, certificates of interest, certificates of participation, certificates, interests, evidences of ownership, guarantees, warrants, options or evidences of indebtedness issued or created by or guaranteed as to principal and interest by any state or local government or any agency or instrumentality thereof, by the United States Government or any agency, instrumentality, territory, district or possession thereof, by any foreign government or any agency, instrumentality, territory, district or possession thereof, by any corporation organized under the laws of any state, the United States or any territory or possession thereof or under the laws of any foreign country, bank certificates of deposit, bank time deposits, bankers' acceptances and commercial paper; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the corporation or otherwise; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any said instruments;

               (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the corporation;

               (d) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, shares of stock of the corporation, including shares of stock of the corporation in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of stock of the corporation any funds or property of the corporation whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Maryland;

               (e) to conduct its business, promote its purposes and carry on its operations in any and all of its branches and maintain offices both within and without the State of Maryland, in any States of the United States of America, in the District of Columbia and in any other parts of the world; and

               (f) to do all and everything necessary, suitable, convenient, or proper for the conduct, promotion and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the Maryland General Corporation Law, and to have and exercise all of the powers conferred by the laws of the State of Maryland upon corporations incorporated or organized under the Maryland General Corporation Law.

          The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.

          FOURTH: The post office address of the principal office of the corporation within the State of Maryland, and the name and address of the resident agent of the corporation within the State of Maryland, is The Corporation Trust Incorporated, a Maryland corporation, 300 East Lombard Street, Baltimore, Maryland 21202.

          FIFTH: (1) The total number of shares of stock which the corporation has authority to issue is five hundred million (500,000,000) shares of Common Stock, all of which are of a par value of one tenth of one cent ($.001) each.

          (2) The aggregate par value of all the authorized shares of stock is five hundred thousand dollars ($500,000.00).

          (3) The Board of Directors of the corporation is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the corporation and securities convertible into shares of stock of the corporation.

          (4) The Board of Directors of the corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of stock of the corporation by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of the stock.

          (5) Subject to the power of the Board of Directors to classify and reclassify unissued shares, the shares of each class of stock of the corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

               (a) (i) All consideration received by the corporation for the issuance or sale of shares of any class together with all income, earnings, profits and proceeds thereof, shall irrevocably belong to such class for all purposes, subject only to the rights of creditors and to the effect of the conversion of shares of any class of stock into another class of stock of the corporation, and are herein referred to as "assets belonging to" such class.

                    (ii) The assets belonging to such class shall be charged with the liabilities of the corporation in respect of such class and with such class's share of the general liabilities of the corporation, in the latter case in proportion that the net asset value of such class bears to the net asset value of all classes or in such other manner as may be determined by the Board of Directors in accordance with law. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to a class.

                    (iii) Dividends or distributions on shares of each class, whether payable in stock or cash, shall be paid only out of earnings, surplus or other assets belonging to such class.

                    (iv) In the event of the liquidation or dissolution of the corporation, stockholders of each class shall be entitled to receive, as a class, out of the assets of the corporation available for distribution to stockholders, the assets belonging to such class and the assets so distributable to the stockholders of such class shall be distributed among such stockholders in proportion to the number of shares of such class held by them.

               (b) A class may be invested with one or more other classes in a common investment portfolio. Notwithstanding the provisions of paragraph (5)(a) of this Article FIFTH, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio, shall also be subject to the provisions of paragraph (5)(a) of this Article FIFTH at the portfolio level as if the classes invested in the common investment portfolio were one class:

                    (i) The income and expenses of the investment portfolio shall be allocated among the classes invested in the investment portfolio in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors in accordance with law.

                    (ii) As more fully set forth in this paragraph (5)(b) of Article FIFTH, the liabilities and expenses of the classes invested in the same investment portfolio shall be determined separately from those of each other and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the corporation to holders of shares of the corporation's stock may vary from class to class invested in the same investment portfolio. Except for these differences and certain other differences set forth in this paragraph
          (5) of Article FIFTH or elsewhere in these Articles of Incorporation, the classes invested in the same investment portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

                    (iii) The dividends and distributions of investment income and capital gains with respect to the classes invested in the same investment portfolio shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes invested in the same investment portfolio to reflect differing allocations of the expenses of the corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

               (c) Except as set forth below, on each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each share standing in his name on the books of the corporation irrespective of the class thereof. All holders of shares of stock shall vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the class or classes affected shall be entitled to vote.

               (d) The proceeds of the redemption of the shares of any class of stock of the corporation may be reduced by the amount of any contingent deferred sales charge or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the Investment Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

               (e) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the NASD and reflected in the corporation's current registration statement, shares of a particular class of stock of the corporation may be automatically converted into shares of another class of stock of the corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) and reflected in the corporation's current registration statement as aforesaid.

Except as provided above, all provisions of the Articles of Incorporation relating to stock of the corporation shall apply to shares of, and to the holders of, all classes of stock.

          (6) Notwithstanding any provisions of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of stockholders entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

          (7) The presence in person or by proxy of the holders of one-third of the shares of stock of the corporation entitled to vote (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.

          (8) The corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the corporation, but excluding any right to receive a stock certificate evidencing a fractional share.

          (9) No holder of any shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class which the corporation proposes to issue, or any rights or options which the corporation proposes to issue or to grant for the purchase of shares of any class or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, and may be reissued or transferred if the same have been reacquired, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

          SIXTH: (1) The number of directors of the corporation, until such number shall be increased or decreased pursuant to the by-laws of the corporation, is nine. The number of directors shall never be less than the minimum number prescribed by the Maryland General Corporation Law.

          (2) The names of the persons who currently act as directors of the corporation and will do so until their respective successors are duly chosen and qualify are as follows:

                           Lucy Wilson Benson
                           David W. Burke
                           Joseph S. DiMartino
                           Martin D. Fife
                           Whitney I. Gerard
                           Robert R. Glauber
                           Arthur A. Hartman
                           George L. Perry
                           Paul D. Wolfowitz

          [This list will be adjusted for any change in the current Board of Directors of the corporation that occurs prior to the Articles of Amendment and Restatement becoming effective.]

          (3) The power to make, alter, and repeal the by-laws of the corporation shall be vested exclusively in the Board of Directors of the corporation.

          (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to: the amount of the assets, debts, obligations, or liabilities of the corporation or belonging to, or attributable to any class of shares of the corporation; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the value of any investment or fair value of any other asset of the corporation; the amount of net investment income; the number of shares of stock outstanding; the estimated expense in connection with purchases or redemptions of the corporation's stock; the ability to liquidate investments in orderly fashion; the extent to which it is practicable to deliver a cross-section of the portfolio of the corporation in payment for any such shares, or as to any other matters relating to the issue, sale, purchase, redemption and/or other acquisition or disposition of investments or shares of the corporation, or the determination of the net asset value of shares of the corporation shall be final and conclusive, and shall be binding upon the corporation and all holders of its shares, past, present and future, and shares of the corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

          SEVENTH: (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (2) The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors and advancement of expenses to directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

          (3) No provision of this Article SEVENTH shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          (4) References to the Maryland General Corporation Law in this Article SEVENTH are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article SEVENTH based on any event, omission or proceeding prior to such amendment.

          EIGHTH: (1) Any holder of shares of stock of the corporation may require the corporation to redeem and the corporation shall be obligated to redeem at the option of such holder all or any part of the shares of the corporation owned by said holder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

               (a) The redemption price per share shall be the net asset value per share determined at such time or times as the Board of Directors of the corporation shall designate in accordance with any provision of the Investment Company Act of 1940, as amended, any rule or regulation thereunder or exemption or exception therefrom, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934, as amended.

               (b) Net asset value per share of a class shall be determined by dividing:

                    (i) The total value of the assets belonging to such class or, in the case of a class invested in a common investment portfolio with other classes, such class's proportionate share of the total value of the assets belonging to the common investment portfolio, such value determined as provided in Subsection (c) below less, to the extent determined by or pursuant to the direction of the Board of Directors, all debts, obligations and liabilities of such class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, administration and distribution and any reserves or charges for any or all of the foregoing, whether for taxes, expenses or otherwise) but excluding such class's liability upon its shares and its surplus, by

                   (ii) The total number of shares of such class outstanding.

               The Board of Directors is empowered, in its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment Company Act of 1940, as amended, or any rule or regulation thereunder.

               (c) In determining for the purposes of these Articles of Incorporation the total value of the assets of the corporation at any time, investments and any other assets of the corporation shall be valued in such manner as may be determined from time to time by the Board of Directors.

               (d) Payment of the redemption price by the corporation may be made either in cash or in securities or other assets at the time owned by the corporation or partly in cash and partly in securities or other assets at the time owned by the corporation. The value of any part of such payment to be made in securities or other assets of the corporation shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the shares are properly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made.

               The corporation, pursuant to resolution of the Board of Directors, may deduct from the payment made for any shares redeemed a liquidating charge not in excess of five percent (5%) of the redemption price of the shares so redeemed, and the Board of Directors may alter or suspend any such liquidating charge from time to time.

               (e) Redemption of shares of stock by the corporation is conditional upon the corporation having funds or property legally available therefor.

          (2) The corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, less a liquidating charge not to exceed five percent (5%) of such net asset value, if and as fixed by resolution of the Board of Directors of the corporation from time to time, and take all other steps deemed necessary or advisable in connection therewith.

          (3) The corporation, at its option, pursuant to resolution of the Board of Directors, may cause the redemption, in whole or in part, upon the terms set forth in such resolution and in paragraphs (1) (a) through (e), (4) and (5) of this Article EIGHTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of less than such amount as may be fixed from time to time by the Board of Directors. Notwithstanding any other provision of this Article EIGHTH, the purpose of any such redemption may be to collect fees to be paid to the corporation by stockholders. The corporation, at its option, pursuant to resolution of the Board of Directors, also may so cause the redemption of outstanding shares of stock of any class if the Board of Directors has determined that it is in the best interests of the corporation and its stockholders to discontinue issuance of shares of stock of such class. Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the redemption price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

          [Paragraph 3 is subject to Dreyfus Fund stockholders approving Proposal 4 of the Proxy Statement.]

          (4) The obligations set forth in this Article EIGHTH may be suspended or postponed as may be permissible under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (5) The Board of Directors may establish other terms and conditions and procedures for redemption, including requirements as to delivery of certificates evidencing shares, if issued.

          NINTH: All persons who shall acquire stock or other securities of the corporation shall acquire the same subject to the provisions of the corporation's Charter, as from time to time amended.

          TENTH: From time to time any of the provisions of the Charter of the corporation may be amended, altered or repealed, including amendments which alter the contract rights as expressly set forth in the Charter of any class of stock outstanding, and other provisions authorized by the Maryland General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all rights at any time conferred upon the stockholders of the corporation by its Charter are granted subject to the provisions of this Article TENTH and the reservation of the right to amend the Charter herein contained.

                                    EXHIBIT B

          If Proposal 2 is approved, Dreyfus Fund would be permitted to engage in certain options and futures transactions and short-selling, as described below.

          OPTIONS AND FUTURES TRANSACTIONS. Dreyfus Fund proposes to engage in other options and futures transactions described below, which are forms of derivatives.

          These derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Dreyfus will consider the credit worthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by Dreyfus Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          Although Dreyfus Fund will not be a commodity pool, certain options and futures transactions subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit the extent to which the Fund can enter into such transactions. Dreyfus Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, Dreyfus Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          When required by the SEC, Dreyfus Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in these derivatives. To maintain this required cover, Dreyfus Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

OPTIONS--In addition to purchasing call and put options, Dreyfus Fund proposes to write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by Dreyfus Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by Dreyfus Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. Dreyfus Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, Dreyfus Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          Successful use by Dreyfus Fund of options will be subject to Dreyfus's ability to predict correctly movements in interest rates and prices of securities underlying options. To the extent Dreyfus's predictions are incorrect, Dreyfus Fund may incur losses.

FUTURES CONTRACTS--Dreyfus Fund proposes to enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or an exchange located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that Dreyfus Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

          Engaging in these transactions involves risk of loss to Dreyfus Fund which could adversely affect the value of the Fund's net assets. Although Dreyfus Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting Dreyfus Fund to substantial losses.

          Successful use of futures by Dreyfus Fund also is subject to Dreyfus's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if Dreyfus Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, Dreyfus Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances Dreyfus Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the SEC, Dreyfus Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting Dreyfus Fund's ability otherwise to invest those assets.

          SHORT-SELLING. Dreyfus Fund proposes to engage in short sales of securities. In these transactions, Dreyfus Fund would sell a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, Dreyfus Fund would have to borrow the security to make delivery to the buyer. Dreyfus Fund would be obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by Dreyfus Fund, which would result in a loss or gain, respectively.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of Dreyfus Fund's net assets. Dreyfus Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

          Dreyfus Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

          Until Dreyfus Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

                                    EXHIBIT C

          The Articles of Incorporation of Dreyfus Liquid Assets, Inc. shall be amended by renumbering paragraph (i) of Article EIGHTH as paragraph (j) and adding the following as new paragraph (i):

          "(i) The corporation, at its option, pursuant to resolution of the Board of Directors, may cause the repurchase, in whole or in part, upon the terms set forth in such resolution and in paragraphs (a) through (g) and paragraph (j) of this Article EIGHTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of less than such amount as may be fixed from time to time by the Board of Directors. Notwithstanding any other provision of this Article EIGHTH, the purpose of any such repurchase may be to collect fees to be paid to the corporation by stockholders. The corporation, at its option, pursuant to resolution of the Board of Directors, also may so cause the repurchase of outstanding shares of stock of any class if the Board of Directors has determined that it is in the best interests of the corporation and its stockholders to discontinue issuance of shares of stock of such class. Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the repurchase price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the repurchase shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made."

                                    * * * * *

          The Articles of Incorporation of Dreyfus Worldwide Dollar Money Market Fund, Inc. shall be amended by deleting in its entirety subsection (h) of Article EIGHTH and replacing it with the following:

          "(h) The corporation, at its option, pursuant to resolution of the Board of Directors, may cause the redemption, in whole or in part, upon the terms set forth in such resolution and in subsections (a) through (f) and subsections (i) and (j) of this Article EIGHTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of less than such amount as may be fixed from time to time by the Board of Directors. Notwithstanding any other provision of this Article EIGHTH, the purpose of any such redemption may be to collect fees to be paid to the corporation by stockholders. The corporation, at its option, pursuant to resolution of the Board of Directors, also may so cause the redemption of outstanding shares of stock of any class if the Board of Directors has determined that it is in the best interests of the corporation and its stockholders to discontinue issuance of shares of stock of such class. Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the redemption price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made."

                                    * * * * *

          The Articles of Incorporation of The Dreyfus Fund Incorporated shall be amended by adding subparagraph A.3. to Article EIGHTH as follows:

          "3. RIGHT OF THE CORPORATION TO REPURCHASE SHARES OF CERTAIN ACCOUNTS:
The corporation, at its option, pursuant to resolution of the Board of Directors, may cause the repurchase, in whole or in part, upon the terms set forth in such resolution and in subparagraph B. of this Article EIGHTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of less than such amount as may be fixed from time to time by the Board of Directors. Notwithstanding any other provision of this Article EIGHTH, the purpose of any such repurchase may be to collect fees to be paid to the corporation by stockholders. The corporation, at its option, pursuant to resolution of the Board of Directors, also may so cause the repurchase of outstanding shares of stock of any class if the Board of Directors has determined that it is in the best interests of the corporation and its stockholders to discontinue issuance of shares of stock of such class. Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the repurchase price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the repurchase shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made."

IF DREYFUS FUND STOCKHOLDERS APPROVE PROPOSAL 4 AND THE AMENDMENT AND RESTATEMENT OF THE FUND'S CHARTER (SEE PROPOSAL 3), THE SUBSTANCE OF THIS SUBPARAGRAPH WOULD BE INCLUDED THEREIN AS PARAGRAPH (3) OF ARTICLE EIGHTH (SEE EXHIBIT A HERETO).

PRELIMINARY COPY

                           DREYFUS LIQUID ASSETS, INC.

          The undersigned stockholder of DREYFUS LIQUID ASSETS, INC. (the "Fund") hereby appoints _________________ and _______________ and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 12, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 10:00 a.m. on Tuesday, August 4, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.


          Please mark boxes in blue or black ink.

          1. To change certain of the Fund's Investment Restrictions.

             /  /  FOR            /  /    AGAINST             /  /    ABSTAIN
                   ALL                    ALL                         ALL


               (1A) Investing in equity and debt securities
               (1B) Borrowing money
               (1C) Pledging assets
               (1D) Short-selling
               (1E) Put and call options
               (1F) Acting as underwriter
               (1G) Purchasing securities on margin
               (1H) Illiquid securities
               (1I) Issuer diversification
               (1J) Bank and other industry concentration
               (1K) Investing to exercise control
               (1L) Investing in other investment companies

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR A DESCRIPTION OF THE CHANGE AND WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.

-------------------------------------------------------------------------------

          2. To approve an amendment to the Fund's Articles of Incorporation to permit the Fund to impose a service fee on certain small accounts to be collected by redeeming shares from the relevant stockholder accounts.

               /  /  FOR            /  /    AGAINST             /  /    ABSTAIN

          3. In their discretion on such other matters as may properly come before the Meeting, or any adjournment(s) thereof.


THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                        Signature(s) should be exactly as name
                                        or names appearing on this form. If
                                        shares are held jointly, each holder
                                        should sign. If signing is by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.



                                                       Dated: _______, 1998


                                                -------------------------
                                                Signature(s)


                                                -------------------------
                                                Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.

PRELIMINARY COPY

                DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.


          The undersigned stockholder of DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC. (the "Fund") hereby appoints ______________ and _______________ and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 12, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 10:00 a.m. on Tuesday, August 4, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

          Please mark boxes in blue or black ink.

          1. To change certain of the Fund's Investment Restrictions.

             /  /  FOR            /  /    AGAINST             /  /    ABSTAIN
                   ALL                    ALL                         ALL


               (1A) Investing in equity and debt securities
               (1B) Borrowing money
               (1C) Pledging assets
               (1D) Short-selling
               (1E) Purchasing securities on margin
               (1F) Put and call options
               (1G) Acting as underwriter
               (1H) Investing to exercise control
               (1I) Investing in other investment companies


TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR A DESCRIPTION OF THE CHANGE AND WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.


-------------------------------------------------------------------------------

          2. To approve an amendment to the Fund's Articles of Incorporation to permit the Fund to impose a service fee on certain small accounts to be collected by redeeming shares from the relevant stockholder accounts.

               /  /  FOR            /  /    AGAINST             /  /    ABSTAIN


          3. In their discretion on such other matters as may properly come before the Meeting, or any adjournment(s) thereof.


THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                        Signature(s) should be exactly as name
                                        or names appearing on this form. If
                                        shares are held jointly, each holder
                                        should sign. If signing is by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.



                                                       Dated: ______, 1998



                                              -------------------------
                                              Signature(s)


                                              -------------------------
                                              Signature(s)

Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.

PRELIMINARY COPY

                          THE DREYFUS FUND INCORPORATED


          The undersigned stockholder of THE DREYFUS FUND INCORPORATED (the "Fund") hereby appoints _______________ and _____________ and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 12, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 10:00 a.m. on Tuesday, August 4, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

          Please mark boxes in blue or black ink.

          1. To change certain of the Fund's investment techniques and investment restrictions and to amend the Fund's Articles of Incorporation with respect thereto.

             /  /  FOR            /  /    AGAINST             /  /    ABSTAIN
                   ALL                    ALL                         ALL


               ADDITIONAL INVESTMENT TECHNIQUES

               (1A) Options and futures transactions
               (1B) Short-selling

               INVESTMENT RESTRICTIONS

               (1C) Margin
               (1D) Making loans
               (1E) Acting as underwriter
               (1F) 5% issuer diversification (Delete from Charter only)
               (1G) Ownership of 10% of any issuer (Delete from Charter only)
               (1H) Transactions with officers or directors
               (1I) Retaining securities owned by officers or directors
               (1J) Investing in other investment companies
               (1K) Unseasoned issuers
               (1L) Real estate
               (1M) Investing to exercise control
               (1N) Industry concentration
               (1O) Illiquid securities

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR A DESCRIPTION OF THE CHANGE AND WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.


-------------------------------------------------------------------------------


               2. To approve an Amendment and Restatement of the Fund's Charter.

                  /  /  FOR           /  /    AGAINST          /  /    ABSTAIN
                        ALL                   ALL                      ALL



               3. To approve an amendment to the Fund's Articles of Incorporation to permit the Fund to impose a service fee on certain small accounts to be collected by redeeming shares from the relevant stockholder accounts.

                   /  /  FOR           /  /    AGAINST          /  /    ABSTAIN
                         ALL                   ALL                      ALL


               4. In their discretion on such other matters as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                        Signature(s) should be exactly as name
                                        or names appearing on this form. If
                                        shares are held jointly, each holder
                                        should sign. If signing is by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.



                                                  Dated:  ___________, 1998



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                                              Signature(s)


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